-----------------------------
                                                    OMB APPROVAL
                                                   -----------------------------
                                                    OMB Number: 3735-0570

                                                    Expires: Nov. 30, 2005

                                                    Estimated average burden
                                                    hours per response: 5.0
                                                   -----------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-00833

                                   ASA LIMITED
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             36 WIERDA ROAD WEST, SANDTON 2196                    SOUTH AFRICA
--------------------------------------------------------------------------------
         (Address of principal executive offices)                  (Zip code)

                           LAWRENCE G. NARDOLILLO, CPA
                                 LGN ASSOCIATES
                                  P.O. BOX 269
                             FLORHAM PARK, NJ 07932
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (716) 883-2427

Date of fiscal year end: NOVEMBER 30, 2004

Date of reporting period: MAY 31, 2004

FORM N-CSR IS TO BE USED BY MANAGEMENT INVESTMENT COMPANIES TO FILE REPORTS WITH THE COMMISSION NOT LATER THAN 10 DAYS AFTER THE TRANSMISSION TO STOCKHOLDERS OF ANY REPORT THAT IS REQUIRED TO BE TRANSMITTED TO STOCKHOLDERS UNDER RULE 30e-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (17 CFR 270.30e-1). THE COMMISSION MAY USE THE INFORMATION PROVIDED ON FORM N-CSR IN ITS REGULATORY, DISCLOSURE REVIEW, INSPECTION, AND POLICYMAKING ROLES.

A REGISTRANT IS REQUIRED TO DISCLOSE THE INFORMATION SPECIFIED BY FORM N-CSR, AND THE COMMISSION WILL MAKE THIS INFORMATION PUBLIC. A REGISTRANT IS NOT REQUIRED TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN FORM N-CSR UNLESS THE FORM DISPLAYS A CURRENTLY VALID OFFICE OF MANAGEMENT AND BUDGET ("OMB") CONTROL NUMBER. PLEASE DIRECT COMMENTS CONCERNING THE ACCURACY OF THE INFORMATION COLLECTION BURDEN ESTIMATE AND ANY SUGGESTIONS FOR REDUCING THE BURDEN TO SECRETARY, SECURITIES AND EXCHANGE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0609. THE OMB HAS REVIEWED THIS COLLECTION OF INFORMATION UNDER THE CLEARANCE REQUIREMENTS OF 44 U.S.C. SS. 3507.

ITEM 1.  REPORT TO SHAREHOLDERS

ASA LIMITED                                                  36 WIERDA ROAD WEST
(INCORPORATED IN THE REPUBLIC OF SOUTH AFRICA)                      SANDTON 2196
                                                                    SOUTH AFRICA

TO THE SHAREHOLDERS:

     At May 31, 2004 the Company's net asset value was $42.96 per share. This compares with $51.54 per share at November 30, 2003, the end of the Company's previous fiscal year. The Company's most recent net asset value on July 8, 2004 was $41.48 per share. On this date, the closing market price of our shares was $37.36 per share, a discount of 9.9% to the net asset value.

     Net investment income for the six months ended May 31, 2004 was $.20 per share vs. $.52 for the same period last year. The Board of Directors declared a second quarter dividend of $.15 per share on May 7, 2004 payable May 27, 2004 to shareholders of record on May 20, 2004.

     At our annual meeting held on February 6, 2004 shareholders reelected the ten incumbent directors and ratified the selection of Ernst & Young LLP and Ernst & Young Johannesburg, South Africa to serve as auditors for the fiscal year ending November 30, 2004. See page 15 of this report for details regarding the results of the voting.

     You will note that our net investment income of $.20 per share for the first half of fiscal 2004 was down from the $.52 for the same period last year. Most of this decrease was due to a decline in dividends received from the stocks in our portfolio of 56% in rand terms and 45% in dollar terms. Dividend income from companies incorporated outside of South Africa provided us with increased dividend income but South African dividend receipts declined dramatically. We also experienced a decline in interest income and a 5% increase in operating expenses, due largely to legal and administrative work in connection with our intended move to Bermuda.

     It is difficult to project the earnings for the second half. However, we may be in line for a special dividend from Impala Platinum resulting from the $688 million it will receive from the sale of its 27.1% share in Lonplats, the main operating asset of London Stock Exchange listed Lonmin. Impala management has said that it is considering returning part of that cash to the shareholders by way of a special cash dividend, share buy back, or combination of both.

     The South African gold industry's production for calendar year 2004 has been estimated to be only 338 tons or 13% of last year's global production. This compares with 375 tons produced last year, 425 tons produced in 1999 and 1,103 tons produced in 1970 when South Africa dominated global output with 68% of the world's total.

     In addition to reduced output, earnings and dividend payouts of the South African mines have been severely impacted by above-inflation rate increases in water and steel prices. The most important negative impact on earnings, however, has been the strong rand, which is forcing costs higher and lowering the mines' revenues.

     While the dollar gold price has more or less retained its upward trend, the rand gold price, driven by the strong rand, has remained in a range of 79,000 to 85,000 rand per kilogram for more than a year. At these levels it is difficult for the South African gold mining industry to generate profits. We have seen estimates that over 50% of South African gold mines are operating at a loss. However, if the rand were to weaken and the dollar price of gold continue its upward trend, the earnings leverage on the upside for the mining industry in South African could be impressive.

     We persist in our efforts to move from South Africa to Bermuda. As we have noted in past reports, changes in South African tax law have removed the exemptions that had been granted to the Company in 1958 to encourage our location there. The removal of these exemptions also will cause us to be subject to new taxes that have been recently enacted. As we previously reported, the Company was successful in convincing the South Africa Parliament to pass special legislation extending the Company's exemption from certain taxes until November 30, 2004. Following that date, the Company would be subject to a capital gains tax at an effective rate of fifteen percent on capital gains realized after that date. It also would be subject to a tax ("Secondary Tax on Companies") on the distribution of capital gains -- as well as a portion of net investment income -- of twelve and a half percent. The Company has not been in the practice of paying dividends out of capital gains in recent years and the prospect of such dividends being taxed to the Company would probably discourage us from paying such dividends in the future.

     Should we be successful in moving to Bermuda before November 30, 2004 we will not be subject to the above taxes. Management intends to place a plan of reorganization before the shareholders sometime before November. Shareholders must be aware, however, that setbacks in the process to receive an exemptive order from the U.S. Securities and Exchange Commission permitting the Company to move to Bermuda, unexpected external factors or failure of shareholders to approve the reorganization could result in the Company being unable to move to Bermuda before November 30, 2004.

     If the Company were to move to Bermuda after November 30, 2004 (or if it were to liquidate after that date as a South African company) it would incur a tax liability, which with the advice of our South African tax advisers, we estimate at approximately $25 million (or $2.60 per share) based on our financial statements as of May 31, 2004. This amount includes a $5.5 million (or $.58 per share) deferred South African capital gains tax liability reflected in the accompanying financial statements.

     For additional information on the Company's South African tax status, I refer you to Note 2 to the financial statements on pages 7 and 8 of this report.

     Copies of financial reports of the Company, as well as its latest net asset value may be requested from LGN Associates, P.O. Box 269, Florham Park, NJ 07932
(973) 377-3535 or may be found on the Company's website (www.asaltd.com).

     I would also like to call to your attention the availability of the Dividend Reinvestment Plan. See page 14 of this report for information.
Equiserve, the agent for the Plan, is able to communicate with shareholders through the Internet. The only requirement for shareholder participation is use of a personal computer and access to an electronic mail package. The Equiserve address is EQUISERVE@EQUISERVE.COM and access is available 24 hours a day. In addition, Equiserve has established a Shareholder Contact Center ("Center") to respond to shareholders' questions in a timely manner. The telephone number is 781-575-2723. The Center is available Monday through Friday between 8:30 a.m. and 7 p.m. (Eastern Time).

                                                 Robert J.A. Irwin
July 16, 2004                                  CHAIRMAN OF THE BOARD

SCHEDULE OF INVESTMENTS
(NOTE 1)
May 31, 2004

-------------------------------------------------------------------------------------------------------------------
                                                                  Number of                     Percent of
      Name of Company                                                Shares    Market Value     Net Assets
-------------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      AUSTRALIAN GOLD MINES
      Newcrest Mining Limited - ADRs                              3 000 000    $ 27 630 000           6.7%
-------------------------------------------------------------------------------------------------------------------
      UNITED STATES GOLD MINES
      Newmont Mining Corporation                                    520 368      20 663 813           5.0
-------------------------------------------------------------------------------------------------------------------
      SOUTH AFRICAN GOLD MINES
      AngloGold Ashanti Limited                                   2 389 894      83 636 131          20.3
      Gold Fields Limited                                         9 704 977     114 834 568          27.7
      Harmony Gold Mining Company Limited                           292 459       3 523 828            .9
      Harmony Gold Mining Company Limited - ADRs                  2 166 400      25 953 472           6.3
-------------------------------------------------------------------------------------------------------------------
                                                                                227 947 999          55.2
-------------------------------------------------------------------------------------------------------------------
      CANADIAN GOLD MINES
      Barrick Gold Corporation                                      730 000      15 089 100           3.7
      Placer Dome Incorporated                                    1 065 312      16 608 214           4.0
-------------------------------------------------------------------------------------------------------------------
                                                                                 31 697 314           7.7
-------------------------------------------------------------------------------------------------------------------
      SOUTH AMERICAN GOLD MINES
      Compania de Minas Buenaventura - ADRs                         900 000      21 087 000           5.1
-------------------------------------------------------------------------------------------------------------------
                                                                                329 026 126          79.7
-------------------------------------------------------------------------------------------------------------------

      ORDINARY SHARES OF OTHER COMPANIES
      SOUTH AFRICAN MINING
      Anglo American PLC                                          1 280 000      27 110 509           6.6
      Anglo American Platinum Corporation Limited                   820 500      30 552 691           7.4
      Impala Platinum Holdings Limited                              262 700      19 354 072           4.7
      Mvelaphanda Resources Limited                               1 950 000       6 285 416           1.5
-------------------------------------------------------------------------------------------------------------------
                                                                                 83 302 688          20.2
-------------------------------------------------------------------------------------------------------------------

      Total investments (Cost - $151 159 299)                                   412 328 814          99.9
-------------------------------------------------------------------------------------------------------------------

      CASH AND OTHER ASSETS LESS LIABILITIES                                         46 838            .1
-------------------------------------------------------------------------------------------------------------------
      Net assets                                                               $412 375 652         100.0%
-------------------------------------------------------------------------------------------------------------------

      There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

      The notes to the financial statements form an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES

-------------------------------------------------------------------------------------------------------------------
      ASSETS                                                   May 31, 2004                   May 31, 2003
-------------------------------------------------------------------------------------------------------------------
      Investments, at market value (Note 1)
        Gold mining companies -
          Cost $117 577 016 in 2004
           $121 354 720 in 2003                                $329 026 126                   $278 511 105
        Other companies -
          Cost $33 582 283 in 2004
               $26 678 003 in 2003                               83 302 688                     63 406 199
-------------------------------------------------------------------------------------------------------------------
                                                                412 328 814                    341 917 304
-------------------------------------------------------------------------------------------------------------------

      Cash (Includes foreign cash of $4 633 317 and $497 790)     5 653 497                      9 537 910

      Dividends and interest receivable                             139 910                        146 103

      Other assets                                                  260 760                         86 588
-------------------------------------------------------------------------------------------------------------------
      Total assets                                              418 382 981                    351 687 905
-------------------------------------------------------------------------------------------------------------------

      LIABILITIES
-------------------------------------------------------------------------------------------------------------------
      Accounts payable and accrued liabilities                      493 205                        403 136
      Current South African tax liability (benefit)                 (16 817)                        76 576
      Deferred South African tax liability                        5 530 941                      3 453 238
-------------------------------------------------------------------------------------------------------------------
      Total liabilities                                           6 007 329                      3 932 950
-------------------------------------------------------------------------------------------------------------------

      NET ASSETS (SHAREHOLDERS' INVESTMENT)                    $412 375 652                   $347 754 955
 ------------------------------------------------------------------------------------------------------------------
     Ordinary (common) shares R0.25 nominal (par) value
        Authorized: 24,000,000 shares
        Issued and Outstanding: 9,600,000 shares               $  3 360 000                    $ 3 360 000
      Share premium (capital surplus)                            27 489 156                     27 489 156
      Undistributed net investment income                        58 153 100                     60 737 729
      Undistributed net realized (loss) from
        foreign currency transactions                           (55 009 385)                   (49 874 418)
      Undistributed net realized gains on investments           122 131 967                    115 112 525
      Net unrealized appreciation on investments                255 638 574                    190 431 343
      Net unrealized appreciation on
        translation of assets and liabilities in foreign
        currency                                                    612 240                        498 620
-------------------------------------------------------------------------------------------------------------------

      Net assets                                               $412 375 652                   $347 754 955
-------------------------------------------------------------------------------------------------------------------

      Net assets per share                                           $42.96                         $36.22
-------------------------------------------------------------------------------------------------------------------

      The closing price of the Company's shares on the New York Stock Exchange was $37.64 and $35.90 on May 31, 2004 and 2003, respectively.

      The notes to the financial statements form an integral part of these statements.

STATEMENTS OF OPERATIONS

                                                                                Six months ended
----------------------------------------------------------------------------------------------------------------
                                                                        May 31, 2004           May 31, 2003
----------------------------------------------------------------------------------------------------------------
    Investment income
        Dividend income                                                 $  3 369 822           $  6 133 508
        Interest income                                                       97 578                337 327
----------------------------------------------------------------------------------------------------------------
                                                                           3 467 400              6 470 835
----------------------------------------------------------------------------------------------------------------
    Expenses
        Shareholder reports and proxy expenses                                87 540                111 199
        Directors' fees and expenses                                         317 613                281 447
        Salaries and benefits                                                300 850                246 871
        Other administrative expenses                                        373 454                331 500
        Transfer agent, registrar and custodian                               58 335                 75 118
        Professional fees and expenses                                       216 796                205 679
        Insurance                                                             72 081                 76 127
        Other                                                                171 564                188 300
----------------------------------------------------------------------------------------------------------------
        Total expenses                                                     1 598 233              1 516 241
----------------------------------------------------------------------------------------------------------------
    Net investment income before South African tax benefit                 1 869 167              4 954 594
    South African tax benefit                                                 80 632                     --
----------------------------------------------------------------------------------------------------------------
    Net investment income                                                  1 949 799              4 954 594
----------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) from investments
      and foreign currency transactions
    Net realized gain from investments
      Proceeds from sales                                                  8 403 634                     --
      Cost of securities sold                                              1 384 192                     --
----------------------------------------------------------------------------------------------------------------
    Net realized gain from investments                                     7 019 442                     --
----------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from foreign currency transactions
      Investments                                                         (6 872 264)                    --
      Foreign currency transactions                                           44 858              1 346 451
----------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from foreign currency transactions           (6 827 406)             1 346 451
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in unrealized appreciation on investments
      Balance, beginning of period                                       345 821 603            170 170 266
      Balance, end of period                                             261 169 515            193 884 581
----------------------------------------------------------------------------------------------------------------
    Increase (Decrease)                                                  (84 652 088)            23 714 315
    Change in deferred South African tax liability                         3 085 646                  7 937
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in unrealized appreciation on
      investments                                                        (81 566 442)            23 722 252
----------------------------------------------------------------------------------------------------------------
    Net (decrease) in unrealized appreciation
      on translation of assets and liabilities in foreign currency          (103 830)              (811 569)
----------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency transactions                      (81 478 236)            24 257 134
----------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
      from operations                                                  $ (79 528 437)          $ 29 211 728
----------------------------------------------------------------------------------------------------------------

    The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Six months ended
-------------------------------------------------------------------------------------------------------------------
      STATEMENTS OF SURPLUS                                            May 31, 2004             May 31, 2003
-------------------------------------------------------------------------------------------------------------------
      Share premium (capital surplus)
          Balance, beginning and end of period                         $ 27 489 156             $ 27 489 156
-------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income
          Balance, beginning of period                                 $ 59 083 301             $ 58 663 135
          Net investment income for the period                            1 949 799                4 954 594
          Dividends paid                                                 (2 880 000)              (2 880 000)
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                                       $ 58 153 100             $ 60 737 729
-------------------------------------------------------------------------------------------------------------------
      Undistributed net realized (loss) from
      foreign currency transactions
          Balance, beginning of period                                 $(48 181 979)            $(51 220 869)
          Net realized gain (loss) for the period                        (6 827 406)               1 346 451
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                                       $(55 009 385)            $(49 874 418)
-------------------------------------------------------------------------------------------------------------------
      Undistributed net realized gain from investments
        (Computed on identified cost basis)
          Balance, beginning of period                                 $115 112 525             $115 112 525
          Net realized gain for the period                                7 019 442               --
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                                       $122 131 967             $115 112 525
-------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation (depreciation) on investments
          Balance, beginning of period                                 $337 205 016             $166 709 091
          Net increase (decrease) for the period                        (81 566 442)              23 722 252
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                                       $255 638 574             $190 431 343
-------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation (depreciation)
        on translation of assets and liabilities in foreign currency
          Balance, beginning of period                                 $    716 070              $ 1 310 189
          Net unrealized (depreciation) for the period                     (103 830)                (811 569)
-------------------------------------------------------------------------------------------------------------------
          Balance, end of period                                       $    612 240              $   498 620
-------------------------------------------------------------------------------------------------------------------


                                                                                 Six months ended
-------------------------------------------------------------------------------------------------------------------
      STATEMENTS OF CHANGES IN NET ASSETS                                 May 31, 2004          May 31, 2003
-------------------------------------------------------------------------------------------------------------------
      Net investment income                                               $  1 949 799           $ 4 954 594
      Net realized gain from investments                                     7 019 442                    --
      Net realized gain (loss) from foreign currency transactions           (6 827 406)            1 346 451
      Net increase (decrease) in unrealized appreciation on investments    (81 566 442)           23 722 252
      Net (decrease) in unrealized appreciation (depreciation)
        on translation of assets and liabilities in foreign currency          (103 830)             (811 569)
-------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations      (79 528 437)           29 211 728
      Dividends paid                                                        (2 880 000)           (2 880 000)
-------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                                (82 408 437)           26 331 728
      Net assets, beginning of period                                      494 784 089           321 423 227
-------------------------------------------------------------------------------------------------------------------
      Net assets, end of period                                           $412 375 652          $347 754 955
-------------------------------------------------------------------------------------------------------------------

      The notes to the financial statements form an integral part of these statements.

                          NOTES TO FINANCIAL STATEMENTS
                     SIX MONTHS ENDED MAY 31, 2004 AND 2003

1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES The following is a summary of the Company's significant accounting policies:

A. INVESTMENTS

   Portfolio securities are generally valued at the last reported sales price on the last trading day of the period, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Company's Board of Directors.

   The difference between cost and current value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

   There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

B. EXCHANGE GAINS AND LOSSES

   The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement
Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as part of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME

During the six months ended May 31, 2004 sales of securities amounted to $8,403,634 and purchases of securities amounted to $7,292,714. During the six months ended May 31, 2003 there were no sales of securities and purchases of securities amounted to $1,205,799.

Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend) net of withholding taxes, if any. Interest income is recognized on the accrual basis.

D. DISTRIBUTIONS  TO  SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date.

E. USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

F. BASIS OF PRESENTATION

The financial statements are presented in United States dollars.

Certain prior year amounts in the accompanying financial statements have been reclassified to conform with current year presentation.

2 TAX STATUS OF THE COMPANY Pursuant to the South African Income Tax Act, as amended, the Company is subject to tax on dividends received from sources other than South Africa. In addition, beginning with the fiscal year ended November 30, 2002, the Company is subject to tax on interest earned on cash deposits. A tax benefit for South African taxes of $80,632 and a tax provision of $-0- for these items have been included in the accompanying financial statements for the six months ended May 31, 2004 and May 31, 2003, respectively.

   The Company had previously provided for and paid taxes on foreign exchange gains. However, the Company was assessed by the South African Revenue Service ("SARS") on the basis that it is exempt from tax on foreign exchange gains and in November 2003, after the completion of a refund audit performed by SARS, the Company received a refund in respect of the overpayment of tax in the amount of $1,639,641, plus interest.

   In addition to the foregoing taxes, ASA currently is exempt from certain other taxes in South Africa. Such exemption, however, expires on November 30, 2004. Following that date ASA will become subject to the Capital Gains Tax ("CGT") and the Secondary Tax on Companies ("STC") in South Africa.

   The CGT is assessed at an effective rate of 15% on most gains realized by a corporation on the sale of an investment. No provision for the CGT has been included in the accompanying financial statements for realized capital gains during the six months ended May 31, 2004 as a result of the Company's current exemption. A deferred tax liability of $5,530,941 and $3,453,238 has been included for the CGT on unrealized capital gains on securities for the six months ended May 31, 2004 and May 31, 2003, respectively.

   The STC is assessed at the rate of 12.5% on the amount of dividends distributed to shareholders, after a deduction for dividends received or accrued by a corporation from South African companies during the relevant dividend period or cycle. Effective January 1, 2003, the STC applies to liquidation distributions to shareholders of capital gains attributable to the period after October 1, 2001, with an offset for the capital gains tax paid on these gains. The Company currently is exempt from the STC on the types of dividends discussed above.

   The Company has commenced actions necessary to relocate to Bermuda before the expiration of its exemption. See Note 5. While it is management's intention to complete this relocation before the November 30, 2004 expiration date, no assurance can be given that all conditions will be satisfied by November 30, 2004. If the Company is unable to relocate to Bermuda prior to November 30, 2004, the Company's Board of Directors will decide what action, if any, the Company should take. The Company could decide to remain in South Africa after November 30, 2004, in which case the above-described taxes would apply to the Company in the normal course of conducting its business. Alternatively, the Company could decide to relocate to Bermuda after November 30, 2004, in which case the Company would incur a tax liability at the time of the relocation estimated at approximately $25 million, based on the Company's financial statements as of May 31, 2004.

   The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 11-13 for additional tax information for United States shareholders.

3 CURRENCY EXCHANGE There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

4 RETIREMENT PLANS Effective April 1, 1989, the Company established a defined contribution plan (the "Retirement Plan") to replace its previous pension plan. The Retirement Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Retirement Plan. The Retirement Plan provides for immediate vesting by the employee without regard to length of service. During the six months ended May 31, 2004 and 2003, there were no covered employees under the Retirement Plan and, consequently, no retirement expense was incurred.

   In 1994, the Company entered into a supplemental non-qualified pension agreement with its Chairman. Under the terms of the agreement, the Company agreed to credit $25,000 per year for five years, beginning December 1, 1993, to a Supplemental Pension Account with interest credited at an annual rate of 3.5%.

   The Board of Directors approved an increase in the amount of the annual credit as follows: $28,125 in May 1999; $31,250 in February 2002, $45,000 in March 2003 and $55,000 in February 2004. As a result, the Company has recorded expense amounts of $25,833 and $19,051 for the six months ended May 31, 2004 and May 31, 2003, respectively.

   The Company has recorded an asset in the amount of $150,750 related to the retirement obligation liability including interest of $349,635 as of May 31, 2004.

5 COMPANY REORGANIZATION The Company announced in early 2003 that, in view of its tax situation, it had filed an application for an exemptive order with the U.S. Securities and Exchange Commission to permit the Company to move from the Republic of South Africa to the Commonwealth of Bermuda by reorganizing itself into a newly formed company incorporated in Bermuda. The move would not involve any material change in the Company's investment policies. The relocation to Bermuda is subject to a number of conditions, including (1) receiving the requested relief from the Securities and Exchange Commission; (2) receiving approval to list the shares of the new Bermuda company on the New York Stock Exchange and (3) satisfying shareholder approval requirements. No assurance can be given that these conditions will be satisfied.

   In connection with the reorganization, the Company has incurred approximately $750,000 in legal and other professional fees as of May 31, 2004.

6 CONCENTRATION RISK Under normal circumstances, over 50% of the Company's assets will be invested in equity securities of companies conducting, as a major portion of their business, gold mining and related activities in South Africa. The Company also invests in securities of companies engaged in other businesses in South Africa, including the mining of other precious metals. In addition, the Company invests a portion of its assets in securities of companies operating outside of South Africa in extractive and related activities, including gold mining. The Company is, therefore, subject to gold and precious metal related risks as well as risks related to investing in South Africa including political, economic, regulatory, currency fluctuation and foreign exchange risks. As a result of industry consolidation, the Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company's investments are concentrated in a limited number of securities of companies involved in the mining of gold and other precious metals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

7 COMMITMENTS The Company's lease for office space in Johannesburg expired in February 2003. The Company has renewed the lease for a two year period at an annual cost of approximately $55,000.

FINANCIAL HIGHLIGHTS

                                                 Six Months Ended May 31                   Year Ended November 30
-----------------------------------------------------------------------------------------------------------------------------------
                                                    2004        2003          2003        2002       2001       2000       1999
-----------------------------------------------------------------------------------------------------------------------------------
   PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period           $ 51.54     $ 33.48       $ 33.48     $ 21.97    $ 17.58    $ 22.51    $ 19.01
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                              .20         .52           .84         .85       1.00        .61        .58
   Net realized gain from investments                 .73          --            --         .51       3.05       1.00        .62
   Net realized gain (loss) from foreign
     currency transactions                           (.71)        .14           .32       (1.13)      (.24)     (1.02)      (.95)
   Net increase (decrease) in unrealized
     appreciation on investments                    (8.49)       2.46         17.76       11.84       1.40      (4.88)      3.84
   Net increase (decrease) in unrealized
     appreciation (depreciation) on translation
     of assets and liabilities in foreign currency   (.01)       (.08)         (.06)        .24       (.02)      (.04)       .01
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     resulting from operations                      (8.28)       3.04         18.86       12.31       5.19      (4.33)      4.10
   Less dividends                                    (.30)       (.30)         (.80)       (.80)      (.80)      (.60)      (.60)
-----------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period                 $ 42.96     $ 36.22       $ 51.54     $ 33.48    $ 21.97    $ 17.58    $ 22.51
-----------------------------------------------------------------------------------------------------------------------------------

   Market value per share, end of period          $ 37.64     $ 35.90       $ 47.16     $ 30.06    $ 19.83    $ 14.56    $ 19.125

   TOTAL INVESTMENT RETURN(1)
   Based on market value per share                 (19.59%)     20.39%        59.91%      55.72%     41.76%    (21.06%)      3.44%

   RATIOS TO AVERAGE NET ASSETS(1)(2)
   Expenses                                           .71%        .86%          .84%        .91%      1.10%      1.15%       1.13%
   Net investment income                              .86%       2.82%         2.09%       2.63%      4.61%      3.06%       3.02%

   SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)       $412 376    $347 755      $494 784    $321 423   $210 944   $168 726    $216 051
   Portfolio turnover rate                           1.60%         --            --        4.41%     11.18%      7.43%       6.66%


   Per share calculations are based on the 9,600,000 shares outstanding.
   (1) Determined in U.S. dollar terms.
   (2) Annualized for the six months ended May 31, 2004 and May 31, 2003.

SUPPLEMENTARY INFORMATION

Six months ended May 31, 2004 and 2003

-----------------------------------------------------------------------------------------------------------
   CERTAIN FEES INCURRED BY THE COMPANY                                2004                      2003
-----------------------------------------------------------------------------------------------------------
   Directors' fees                                                     $148 000              $149 500
   Officers' remuneration                                               266 790               249 125
   Ranquin Associates (a company of which an officer is an
     affiliated person)                                                  20 400                18 800
   Auditors                                                              49 000                70 000
-----------------------------------------------------------------------------------------------------------

   The notes to the financial statements form an integral part of these statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of
Directors of ASA Limited:

     We have audited the accompanying statements of assets and liabilities of ASA Limited (incorporated in the Republic of South Africa) as of May 31, 2004 and 2003, including the schedule of investments as of May 31, 2004, and the related statements of operations, surplus and changes in net assets and supplementary information for the six months ended May 31, 2004 and 2003 and the financial highlights for the six months ended May 31, 2004 and May 31, 2003 and the years ended November 30, 2003 and 2002. These financial statements, financial highlights and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights and supplementary information based on our audits. The financial highlights for years presented prior to November 30, 2002 were audited by other auditors who have ceased operations and whose report dated December 18, 2001 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence sup porting the amounts and disclosures in the financial statements, financial highlights and supplementary information. Our procedures included the confirmation of securities owned as of May 31, 2004 and 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements, financial highlights and supplementary information referred to above present fairly, in all material respects, the financial position of ASA Limited as of May 31, 2004 and 2003, the results of its operations, its surplus, the changes in its net assets, and supplementary information for each of the six month periods then ended and the financial highlights for the six months ended May 31, 2004 and 2003 and the years ended November 30, 2003 and 2002 in conformity with U.S. generally accepted accounting principles.

                                    Ernst & Young LLP
                                    New York, N.Y., U.S.A
                                    Ernst & Young
                                    Johannesburg, SA

July 16, 2004


--------------------------------------------------------------------------------
CERTAIN TAX INFORMATION FOR
UNITED STATES SHAREHOLDERS (UNAUDITED)

From  December 1, 1963 through  November 30, 1987,  the Company was treated as a
"foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code. Under that section, a United States shareholder who has held his shares in the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, sub ject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long-term capital gain rates on the excess.

   The Company's per share earnings and profits accumulated (undistributed) in each of the taxable years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 2003.

Year ended November 30        Per year          Per day
----------------------------------------------------------
1964                             $ .042         $.00012
----------------------------------------------------------
1965                               .067          .00019
----------------------------------------------------------
1966                               .105          .00029
1967                               .277          .00076
1968                               .241          .00066
1969                               .461          .00126
1970                               .218          .00060
1971                               .203          .00056
1972                               .445          .00122
1973                               .497          .00136
1974                              1.151          .00316
1975                               .851          .00233
1976                               .370          .00101
1977                               .083          .00023
1978                               .357          .00098
1979                               .219          .00060
1980                              1.962          .00538
1981                               .954          .00261
1982                               .102          .00028
1983                                -0-             -0-
1984                                -0-             -0-
1985                             (.151)        (.00041)
1986                                -0-             -0-
----------------------------------------------------------
1987                                -0-             -0-
----------------------------------------------------------

   Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987*. The manner in which these rules apply depends on whether a United States shareholder (1) elects to treat the Company as a qualified electing fund ("QEF") with respect to his Company shares, (2) for taxable years of such United States shareholder beginning after December 31, 1997, elects to "mark-to-market" his Company shares as of the close of each taxable year, or (3) makes neither election.

   In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the direct or indirect disposition of his Company shares will be treated as ordinary income. In addition, such shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such shareholder may be denied the benefit of any oth erwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would include a U.S. taxpayer's becoming a nonresident alien.

   As noted, the general tax consequences described in the preceding paragraph apply to an "excess distribution" on Company shares, which is defined as a distribution by the Company for a taxable year that is more than 125% of the average amount it distributed for the three preceding taxable years.** If the Company makes an excess distribution in a taxable year, a United States shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the ENTIRE holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior years to which the distribution is allocated and interest charges being imposed on the resulting "underpayment" of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a United States shareholder as a normal dividend (see footnote * above), with no interest charge.

   If a United  States  shareholder  elects to treat the  Company  as a QEF with respect to his shares therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraphs generally will not apply. Instead, the electing United States shareholder will include annually in his gross income his PRO RATA share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987, as described above.

   Alternatively, if a United States shareholder makes the mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder will be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an

---------------
* Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on dividends that individuals receive and instead will be taxed at rates up to 35%.

** For example, the Company made annual distributions of $.80, $.80 and $.80 per share during the taxable years ended November 30, 2003, 2002 and 2001, respectively, an average per year of $.80 per share. Accordingly, any distribution in excess of $1.00 per share (125% of $.80) would be treated as an excess distribution for the taxable year ending November 30, 2004. (All amounts in U.S. currency.)

ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

   A United States shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to United States shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

   Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the taxable year of the Company ends. A QEF election is effective for the shareholder's taxable year for which it is made and all subsequent taxable years of the shareholder and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after November 30, 2003 and who files his tax return on the basis of a calendar year may make a QEF election on his 2004 tax return. A shareholder of the Company who first held his Company shares on or before November 30, 2003 may also make the QEF election on his 2004 tax return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

   The QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, the QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the year to which the election applies. In order to allow United States shareholders to make the QEF elections and to comply with the applicable annual reporting requirements, the Company annually will provide to them a "PFIC Annual Information Statement" containing certain information required by Treasury regulations.

   In early 2005 the Company will send to United States shareholders the PFIC Annual Information Statement for the Company's 2004 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other United States shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

   Special rules apply to United States persons who hold Company shares through intermediate entities or persons and to United States shareholders who directly or indirectly pledge their shares, including those in a margin account.

   Ordinarily, the tax basis that is obtained by a transferee of property on the death of the owner of that property is adjusted to the property's fair market value on the date of death (or alternate valuation date). If a United States shareholder dies owning shares with respect to which he did not elect QEF treatment (or elected such treatment after the first year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to the fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder's basis therein immediately before his death. If a United States shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder's holding period during which the Company was a PFIC (or the shareholder elected to treat the shares as if sold on the first day of the first taxable year of the Company for which the QEF election was effective), then the basis increase generally will be available unless the holding period for his shares began on or prior to November 30, 1987. In the latter case, in general, any otherwise applicable basis increase will be reduced to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987.

   DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

DIVIDEND REINVESTMENT PLAN

   EquiServe Trust Company, N.A. ("EquiServe") has been engaged to offer a dividend reinvestment plan (the "Plan") to shareholders. Shareholders must elect to participate in the Plan by signing an authorization. The authorization appoints EquiServe as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) which become payable to such participant on the Company's shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any voluntary cash payments ($50 minimum, $3,000 maximum per dividend period) received from such participant within 30 days prior to such dividend payment date.

   For the purpose of making purchases, EquiServe will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant's account.

   For each participant, a service charge of 5% of the combined amount of the participant's dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant, will be deducted (and paid to EquiServe) prior to each purchase of shares. Shareholder sales of shares held by EquiServe in the Plan are subject to a fee of $10.00 plus applic able brokerage commissions deducted from the proceeds of the sale. Additional nominal fees are charged by EquiServe for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement 1099 reports older than three years.

   Participation in the Plan may be terminated by a participant at any time by written instructions to EquiServe. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

   Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See "Certain tax information for United States shareholders" for more information regarding tax consequences to U.S. investors of an investment in shares of the Company, including the effect of the Company's status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

   To participate in the Plan an investor may not hold his or her shares in a "street name" brokerage account.

   Additional information regarding the Plan may be obtained from EquiServe Dividend Reinvestment Plan, 250 Royall St., Canton, MA 02021. Information may
also be obtained by calling EquiServe's Shareholder Contact Center at 781-575-2723 between 8:30 a.m. and 7 p.m., Eastern time, Monday through Friday.

--------------------------------------------------------------------------------
PRIVACY NOTICE

   ASA Limited (the "Company") is committed to protecting the financial privacy of its shareholders.

   We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders' share accounts, to process transactions, to comply with shareholders' requests or legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder's name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company's shareholders and former shareholders.

   We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders' accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality of nonpublic personal information.

              RESULTS OF PROPOSALS PRESENTED AT THE ANNUAL MEETING
                                 OF SHAREHOLDERS

   The following votes were cast at the Annual Meeting of Shareholders held on February 6, 2004:

---------------------------------------------------------------------------------------------------------
      ELECTION OF DIRECTORS
                                                           For             Against            Abstain
---------------------------------------------------------------------------------------------------------
      Robert J.A. Irwin                              7,287,796               6,313            207,256
      Henry R. Breck                                 7,368,315               6,211            126,839
      Harry M. Conger                                7,288,623               6,211            206,531
      Chester A. Crocker                             7,286,571               9,211            205,583
      Joseph C. Farrell                              7,368,243               5,211            126,911
      James G. Inglis                                7,368,765               6,811            125,789
      Malcolm W. MacNaught                           7,368,414               6,511            126,440
      Ronald L. McCarthy                             7,366,723               6,811            127,831
      Robert A. Pilkington                           7,289,655               6,411            205,249
      A. Michael Rosholt                             7,361,256               6,913            133,196
---------------------------------------------------------------------------------------------------------

      RATIFICATION OF SELECTION OF AUDITORS
                                                           For             Against            Abstain
---------------------------------------------------------------------------------------------------------
      Ernst & Young LLP                              7,445,330              24,247             31,788
      Ernst & Young Johannesburg, South Africa       7,443,127              23,967             34,271
---------------------------------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

   The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling collect (973) 377-3535, (2) on the Company's website at http://www.asaltd.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

                           FORWARD-LOOKING STATEMENTS

   This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature all forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of management's plans to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to, the performance of the companies whose securities comprise the Company's portfolio, the conditions in the U.S., South African and other international securities and foreign exchange markets, the price of gold, platinum and other precious metals, changes in tax law and the Company's efforts to move from South Africa to Bermuda.

               ASA LIMITED

               Incorporated in the
               Republic of South Africa

               (Registration No. 58/01920/06)

DIRECTORS

HENRY R. BRECK              ROBERT J.A. IRWIN
  (U.S.A.)                    (U.S.A.)

HARRY M. CONGER             MALCOLM W. MACNAUGHT                    ASA LIMITED
  (U.S.A.)                    (U.S.A.)

CHESTER A. CROCKER          RONALD L. MCCARTHY                [GRAPHIC OMITTED]
  (U.S.A.)                    (South Africa)
                                                                       INTERIM
JOSEPH C. FARRELL           ROBERT A. PILKINGTON                        REPORT
  (U.S.A.)                    (U.S.A.)

JAMES G. INGLIS             A. MICHAEL ROSHOLT
  (South Africa)              (South Africa)

OFFICERS

   ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD AND TREASURER
   RONALD L. MCCARTHY, MANAGING DIRECTOR AND
                       SOUTH AFRICAN SECRETARY
   CHESTER A. CROCKER, UNITED STATES SECRETARY
   PAUL K. WUSTRACK, JR., ASSISTANT UNITED STATES SECRETARY
                          AND CHIEF COMPLIANCE OFFICER
   DOROTHY FAITH KENNY, ASSISTANT SOUTH AFRICAN SECRETARY

AUDITORS

   ERNST & YOUNG LLP, NEW YORK, NY, U.S.A.
   ERNST & YOUNG, JOHANNESBURG, SOUTH AFRICA

COUNSEL

   WERKSMANS, JOHANNESBURG, SOUTH AFRICA
   KIRKPATRICK & LOCKHART LLP, WASHINGTON, DC, U.S.A.

CUSTODIAN

   J.P. MORGAN CHASE, BROOKLYN, NY, U.S.A.

SUBCUSTODIAN

   STANDARD BANK OF SOUTH AFRICA LIMITED
   JOHANNESBURG, SOUTH AFRICA

FUND ACCOUNTANTS

   KAUFMAN ROSSIN & CO., PA, MIAMI, FL, U.S.A.                       FOR THE
                                                                   SIX MONTHS
REGISTERED OFFICE                                                     ENDED
                                                                  MAY 31, 2004
   36 WIERDA ROAD WEST, SANDTON 2196, SOUTH AFRICA
   Website--http://www.asaltd.com

SHAREHOLDER SERVICES

    LGN Associates, Florham Park, NJ, U.S.A.
    (973) 377-3535

TRANSFER AGENT

   EQUISERVE TRUST COMPANY, N.A.,
   525 WASHINGTON BOULEVARD, JERSEY CITY, NJ 07310, U.S.A.

Item 2.           Code of Ethics.

                  Not applicable.

Item 3.           Audit Committee Financial Expert.

                  Not applicable.

Item 4.           Principal Accountant Fees and Services.

                  Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.           Schedule of Investments.

                  Included as part of the report to shareholders filed under
                  Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

                  Not applicable.

Item 8. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

                  Not applicable for reports covering periods ending on or before June 15, 2004

Item 9.           Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement dated December 30, 2003.

Item 10.          Controls and Procedures.

                  (a) The Chairman of the Board and Treasurer, in his capacities as principal executive officer and principal financial officer of registrant, has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on his evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

                  (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item ll.          Exhibits.

                  (a)(1) Not applicable.

                     (2) The certification required by Rule 30a-2(a) under the
                         Investment Company Act of 1940, as amended
                         ("Investment Company Act"), is attached hereto.

                     (3) Not applicable.

                  (b) The certification required by Rule 30a-2(b) under the
                      Investment Company Act, Rule 13a-14(b) under the Securities Exchange Act of 1934 ("Exchange Act") and
                      Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto, This certification is not deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        ASA LIMITED



Date:  July ___, 2004

                                        By:
                                            ------------------------------------
                                             Robert J.A. Irwin
                                             Chairman of the Board and Treasurer







         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.





Date:  July ___, 2004


                                        By:
                                            ------------------------------------
                                             Robert J.A. Irwin
                                             Chairman of the Board and Treasurer